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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): June 7, 2002
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                            York Research Corporation
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               (Exact name of registrant as specified in charter)


      Delaware                          0-72                   06-0608633
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(State or other jurisdiction         (Commission           (IRS Employer
    of incorporation)                File Number)            Identification No.)


              550 Mamaroneck Avenue, Suite 303, Harrison, NY 10528

                    (Address of principal executive offices)

Registrant's telephone number, including area code: (914-698-5800)
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                       280 Park Avenue, New York, NY 10017

          (Former name or former address, if changed since last report)

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Item 1.   Changes in Control of Registrant
Item 3.   Bankruptcy or Receivership

On June 7, 2002, York Research Corporation ("York") issued a press release reporting its entry into a restructuring agreement with certain creditors, its filing for bankruptcy and its expectation that its existing common stock would be cancelled in connection with the restructuring. A copy of the press release is attached as an exhibit hereto.


         Exhibits:

         Exhibit 1.        Press Release

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     YORK RESEARCH CORPORATION
                                     (Registrant)

Date: June 7, 2002              By:  /s/ ROBERT C. PALADINO
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                                          Robert C. Paladino
                                           President and Chief Executive Officer